EXHIBIT 10.5



                                  CAPRIUS, INC.
                                One Parker Plaza
                           Fort Lee, New Jersey 07024


                                                 April 12, 2004


Sands Brothers International Limited
90 Park Avenue, 39th Floor
New York, New York 10016

Gentlemen:

         The undersigned, Caprius, Inc., a Delaware corporation (the "COMPANY"), proposes to sell to a limited number of accredited investors up to $1,500,000 principal amount of 8% Senior Secured Convertible Promissory Notes (the "NOTES"). The Notes will be sold pursuant to the terms and conditions of a certain Securities Purchase Agreement among the Company and the investors set forth therein (the "SPA"). The sale of Notes pursuant to the SPA is hereinafter referred to as the "NOTE TRANSACTION". Any terms used herein and not defined shall have the respective meanings set forth in the SPA.

         The Company acknowledges that Sands Brothers International Limited (together with its dealers, the "SELECTED DEALER" or "SBIL") is responsible for introducing the investors participating in the Note Transaction and is acting as a selected dealer in connection with such transaction. This agreement sets forth, inter alia, the compensation to be paid to SBIL in connection with the Note Transaction.

         1. Representations and Warranties of the Company. For the benefit of SBIL, the Company hereby incorporates by reference all of its representations and warranties as set forth in Section 2 of the SPA with the same force and effect as if specifically set forth herein.

         2.       Closing; Fees.
                  -------------

                  (a) Selected Dealer Fee and Expenses. Simultaneously with each closing of the Note Transaction, the Company shall pay SBIL a placement fee equal to 4% of the principal amount of the Notes sold, as well as an advisory fee of 2% of the principal amount of the Notes sold. In addition, at each Closing, the Company shall pay SBIL the accountable legal fees incurred by SBIL in connection with the Note Transaction in an amount not to exceed $20,000, as well as a non-accountable expense allowance equal to one percent (1%) of the principal amount of Notes sold.

                  (b) Issuance of Warrants to SBIL. In addition to the fees and expenses of SBIL provided in Section 2(a) hereof, simultaneously with the initial Closing of the Note Transaction, the Company shall issue to SBIL or its


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designees, for nominal consideration, warrants (the "DEALER WARRANTS"), exercisable for five years, to purchase up to 1,425,000 shares of Common Stock at an exercise price of $0.28 per share.

         3.       Covenants of the Company.
                  ------------------------

                  (a) No Closing. Anything set forth herein to the contrary notwithstanding, in the event that the Closing does not occur in accordance with the terms provided herein for any reason other than due to the gross negligence or willful misconduct of SBIL, no amounts shall be further payable to SBIL hereunder, except for the accountable legal fees and expenses of SBIL not to exceed the sum of $20,000 in the aggregate. In no event shall SBIL be responsible for any of the Company's fees, costs or expenses incurred in connection with the Note Transaction. The Company shall reimburse SBIL for any out-of-pocket expenses (including, but not limited to, reasonable legal fees and expenses) which SBIL may incur in connection with the enforcement of its rights hereunder.

                  (b) Company Expenses. The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Note Transaction, the issuance of the Notes and the Dealer Warrants and will also pay the Company's own expenses for accounting fees, legal fees, and other costs involved with the Offering, including the printing costs of the Offering Documents (defined below). The Company will provide at its own expense such quantities of the Offering Documents and other documents and instruments relating to the Offering as the Selected Dealer may reasonably request. In addition, the Company will pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and expenses of counsel. The Blue Sky filings (state and federal) shall be prepared by the Company's counsel who shall provide copies to the Selected Dealer. Further, as promptly as practicable after the Final Closing, the Company shall prepare, at its own expense, "velobound volumes" relating to the Offering and will distribute such volumes to the individuals designated by counsel to the Selected Dealer.

         4.       Indemnification.
                  ---------------

                  (a) The Company and its successors agree to indemnify and hold harmless SBIL, its affiliates and any of their respective officers, directors, stockholders, members, managers, employees, agents, advisors, consultants and counsel and each person, if any, who controls SBIL, as follows:

                           (i) against any and all losses, liabilities, claims,
damages and expenses whatsoever arising out of any untrue statement or alleged untrue statement of a fact set forth in the SPA, the Schedules thereto and the Transaction Document exhibits thereto (collectively the "OFFERING DOCUMENTS") or the omission or alleged omission therefrom of a fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading unless such statement or omission was made in reliance on and in conformity with written information furnished to the Company by SBIL expressly for inclusion in the Offering Documents;


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                           (ii) against any and all losses, liabilities, claims,
damages and expenses whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; and

                           (iii) against reasonable expenses incurred in
investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above.

                  (b) The Company agrees to indemnify and hold harmless the Selected Dealer, its affiliates and any of their respective officers, directors, stockholders, members, managers, employees, agents, advisors, consultants and counsel, and each person, if any, who controls the Selected Dealer, to the same extent as the foregoing Indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the securities or blue sky laws of any state on account of violations of the representations, warranties or agreements of the Company set forth herein or in the Offering Documents.

                  (c) If any action or proceeding (collectively the "PROCEEDING") is brought against SBIL, its affiliates or any of their respective officers, directors, stockholders, members, managers, employees, agents, advisors, consultants and counsel or any controlling persons of SBIL (each, an "INDEMNIFIED PARTY" and collectively, "INDEMNIFIED PARTIES"), in respect of which indemnity may be sought against the Company pursuant to Sections 4(a) or 4(b) above, each such Indemnified Party shall promptly notify the Company (the "INDEMNIFYING PARTY") in writing of the institution of such Proceeding (but the failure to so notify shall not relieve the Indemnifying Party from any liability it may have under this Section 4 unless such failure results in the imposition of a default judgment which cannot be reopened) and the Indemnifying Party shall promptly assume the defense of the Proceeding, including the employment of counsel (reasonably satisfactory to each such Indemnified Party) and payment of expenses. Each such Indemnified Party shall have the right to employ its own counsel in any such Proceeding, but the fees and expenses of such counsel shall be at the expense of each such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of the Proceeding, (ii) the Indemnifying Party shall have promptly employed counsel reasonably satisfactory to SBIL to direct the defense of the Proceeding or (iii) each Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other Indemnified Parties which are different from or additional to those available to one or more of the Indemnifying Parties and it would be inappropriate for the same counsel to represent both parties due to actual or potential differing interests between them; in any of which events such fees and expenses shall be borne by the Indemnifying Party and the Indemnifying Party shall not have the right to direct the defense of such action on behalf of each Indemnified Party. Anything in this Section 4(c) to the contrary notwithstanding, the Indemnifying Party further agrees that it will not, without the prior written consent of SBIL, settle, compromise or consent to the entry of


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any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not SBIL or any Indemnified Party is an actual or potential party to such Proceeding) unless such settlement, compromise or consent includes an unconditional release of SBIL and each such Indemnified Party hereunder from all liability arising out of such Proceeding.

         5.       Board Designee.
                  --------------

                  (a) For a period of two (2) years from the consummation of the Note Transaction, the Company will, at SBIL's option and if so requested by SBIL, recommend and use its best efforts to elect one designee of SBIL (such person to be reasonably acceptable to the Company), at the option of SBIL, as a member of its Board of Directors; such designee, if elected or appointed, shall attend meetings of the Board and receive no more or less compensation than is paid to other non-management directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation.

                  (b) To the extent permitted by law, the Company will agree to indemnify SBIL's designee for the actions of such designee as a director of the Company. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it will include SBIL's designee as an insured under such policy.

                  (c) If SBIL does not exercise its option to designate such member to the Company's Board of Directors, SBIL shall nonetheless have the right to send representatives (who need not be the same individuals from meeting to meeting) to observe each meeting of the Board of Directors, provided, however, such observers may be subject to recusal from certain Board meetings as reasonably determined by the Board of Directors for appropriate agenda items. The Company agrees to give SBIL notice of each such meeting (or copies of any consents in lieu of meetings) and to provide SBIL with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the directors. In addition, SBIL's representatives (as described in this Section 5(c)) (collectively, the "REPRESENTATIVES") agree to use their reasonable efforts to keep the information provided at such meetings confidential (the "CONFIDENTIAL INFORMATION"), provided, however, the Representatives may present the Confidential Information to such parties if compelled by law or called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the Offering or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Representatives are a party or by which they are or may be bound. Further, if the Representatives are compelled to disclose any Confidential Information, the Representatives agree to provide notice to the Company of such disclosure within a reasonable time thereafter.


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         6.       Miscellaneous.
                  -------------

                  (a) Survival. Any termination of the Note Transaction without consummation thereof shall be without obligation on the part of any party except that the provisions of Section 3 and 4 shall survive.

                  (b) Representations, Warranties and Covenants to Survive Delivery. The representations, warranties, indemnities, agreements, covenants and other statements of the Company contained herein shall survive execution of the SPA and the closing of the Note Transaction for a period of eighteen (18) months.

                  (c) No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors, controlling persons and permitted assigns, and no other person, firm or corporation shall have any third party beneficiary or other rights hereunder.

                  (d) Applicable Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

                  (e) Notices. All notices, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, receipt acknowledged or five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid. All notices shall be made to the parties at the addresses designated above or at such other or different addresses which a party may subsequently provide with notice thereof, and to their respective legal counsel, as follows:


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                           (i) If to SBIL, to:

                           Sands Brothers International Limited
                           90 Park Avenue, 39th Floor
                           New York, New York  10016
                           Attn.: Michael Caska, President
                           Telecopier No.: (212) 687-1860

                           with a copy to:

                           Sands Brothers International Limited
                           90 Park Avenue, 39th Floor
                           New York, New York 10016
                           Attn.:  Marc Koplik, Esq.
                           Telecopier No.: (212) 953-1025

                           with a copy to:

                           Littman Krooks LLP
                           655 Third Avenue
                           New York, New York  10017
                           Attn.: Steven D. Uslaner, Esq.
                           Telecopier No.: (212) 490-2990

or to such other person or address as SBIL shall furnish to the Company in writing.

                           (ii) If to the Company, to:

                           Caprius, Inc.
                           One Parker Plaza
                           Fort Lee, New Jersey 07024
                           Attn.: Jonathan Joels, CFO
                           Telecopier No.: (201) 592-9430

                           with a copy to:

                           Thelen Reid & Priest LLP
                           875 Third Avenue
                           New York, New York 10022
                           Attn.:  Bruce A. Rich, Esq.
                           Telecopier No.: (212) 603-2001

or to such other person or address as the Company shall furnish to SBIL in writing.


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                  (f) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

                  (g) Entire Agreement. This Agreement and the Exhibits hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, documents, negotiations and discussions, whether oral or written, of the parties hereto.










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                  If you find the foregoing is in accordance with our
understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.


                                         Very truly yours,

                                         CAPRIUS, INC.


                                         By:  /s/ Jonathan Joels
                                                 Jonathan Joels, CFO




AGREED AND ACCEPTED TO:

SANDS BROTHERS INTERNATIONAL LIMITED



By: /s/ Michael Caska
       Michael Caska, President